UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Celsius Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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CELSIUS HOLDINGS, INC.

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held May 16, 2019

To our Shareholders:

On behalf of the Board of Directors it is my pleasure to invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Celsius Holdings, Inc., a Nevada corporation (the “Company”), which will be held at 2:00 p.m EST on May 16, 2019, or such later date or dates as such Annual Meeting date may be adjourned, at the Boca Office Center, 6501 Congress Avenue, Suite 100, Boca Raton, FL 33487, for the purpose of considering and taking action on the following proposals:

1.	Elect as directors the nominees named in the proxy statement;
2.	To ratify the appointment of Assurance Dimensions as our independent public accountant for the fiscal year ending December 31, 2019;
3.	To conduct an advisory vote on the compensation of our named executive officers (Say-on-Pay);
4.	To conduct an advisory vote on the frequency of the vote on the compensation of our named executive officers, to be held every year, every two years or every three years (Say-on-Pay Frequency); and
5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following pages, which are made part of this notice.

The Board recommends that you vote as follows:

●	“FOR” for the election of the Board nominees as directors;

●	“FOR” ratification of the selection of Assurance Dimensions as our independent public accountant for the fiscal year ending December 31, 2019;

●	“FOR” approval of the compensation of our named executive officers as set forth in this proxy statement; and

●	“FOR” a frequency of voting every three years on the compensation of our named executive officers.

You may vote if you were a record owner of the Company’s common stock at the close of business on March 18, 2019. The Board of Directors of the Company has fixed the close of business on March 18, 2019 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date there were 57,198,365 shares of common stock outstanding and entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the Annual Meeting and, during the 10 days prior to the Annual Meeting, at the office of the Secretary of the Company at 2424 N Federal Highway, Suite 208, Boca Raton, FL 33431.

It is important that your shares be represented at the Annual Meeting whether or not you are able to attend. Accordingly, you are requested to complete, sign, date and return the enclosed proxy card, or respond via Internet or telephone, as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

These proxy materials are also available via the internet at https://www.iproxydirect.com/index.php/celh. You are encouraged to read the proxy materials carefully in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Dated: April 8, 2019	By Order of the Board of Directors of Celsius Holdings, Inc.

Sincerely,

/s/ John Fieldly
John Fieldly
President and Chief Executive Officer

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as the “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope.

If you have questions about voting your shares, please contact our Corporate Secretary at Celsius Holdings, Inc, at 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431, telephone number (561) 276-2239.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2019 AT 2:00 P.M EST.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 Annual Report are available at:

https://www.iproxydirect.com/index.php/celh

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about Celsius Holdings, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website (www.sec.gov) or upon your written or oral request by contacting the Chief Financial Officer of Celsius Holdings, Inc., at 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431, telephone number (561) 276-2239.

CELSIUS HOLDINGS, INC.

2424 N Federal Highway, Suite 208

Boca Raton, Florida 33431

(561) 276-2239

ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2019

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the Annual Meeting of Shareholders, contains information about the Annual Meeting of Shareholders of Celsius Holdings, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 2:00 p.m. EST on May 16, 2019, at the Boca Office Center, 6501 Congress Avenue, Suite 100, Boca Raton, FL 33487, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (561) 276-2239.

This proxy statement has been prepared by the management of Celsius Holdings, Inc.

These proxy materials also are available via the Internet at https://www.iproxydirect.com/index.php/celh. You are encouraged to read the proxy materials carefully and in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by Internet, by telephone or by mail, and the proxy card provides instructions (and access number) for each option.

When used in this proxy statement, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refers to Celsius Holdings, Inc. and its subsidiaries.

Why Did You Send Me This Proxy Statement?

The Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 16, 2019: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2018 Annual Report are available at https://www.iproxydirect.com/index.php/celh

The following documents are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting:

1)	This proxy statement.

2)	The accompanying proxy.

3)	Our 2018 Annual Report.

The 2017 Annual Report includes our financial statements for the fiscal year ended December 31, 2017, but is not a part of this proxy statement. You can also find a copy of our 2017 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Financial Information” section of our website at https://www.celsiusholdingsinc.com

Who Can Vote?

Shareholders who owned common stock of the Company at the close of business on March 18, 2019 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date, there were 57,198,365 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Direct Transfer LLC, or you have stock certificates, you may vote:

●	By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	By Internet. At https://www.iproxydirect.com/index.php/celh

●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

●	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does the Board Recommend That I Vote On the Proposals?

The Board recommends that you vote as follows:

●	“FOR” for the election of the Board nominees as directors;

●	“FOR” ratification of the selection of Assurance Dimensions as our independent public accountant for the fiscal year ending December 31, 2019;

●	“FOR” the compensation of our named executive officers as set forth in this proxy statement; and

●	“FOR” a frequency of voting every three years on the compensation of our named executive officers.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement .

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

●	if your shares are registered in your name, notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or under "Voting Instructions" on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal 1 (election of directors), Proposal 3 (advisory vote to approve executive compensation), and Proposal 4 (advisory vote on frequency to advise us on the compensation of our named executive officers every year, every two years or every three years), are considered non-routine matters, and Proposal 2 (the ratification of our independent public accountant) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 2 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), Proposal 3 (advisory vote to approve executive compensation), and Proposal 4 (advisory vote on frequency to advise us on the compensation of our named executive officers every year, every two years or every three years). We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Ratification of the Appointment of Assurance Dimensions as our Independent Public Accountant for the First Year Ending December 31, 2019

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Assurance Dimensions as the Company’s independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee of the Board may reconsider its appointment.

Proposal 3: Advisory Vote to Approve the Compensation of our Named Executive Officers (Say-on-Pay)

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal (Say-on-Pay). Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers.

Proposal 4: Advisory Vote on Frequency of Voting on Compensation of our Named Executive Officers

The frequency (one year, two years or three years) that receives the greatest number of votes cast by the shareholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the shareholders. Shareholders will have the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining). While the results of this advisory vote are non-binding, the Board values the opinions of our shareholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for this proposal. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, referred to as “householding,” benefits both shareholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our shareholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, Direct Transfer LLC, 1981 Murray Holladay Road, Suite 100, Salt Lake City, Utah 84117. Telephone: (919) 481-4000.
●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the following annual meeting of shareholders (after the one referenced herein) by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by November 15, 2019 to our Corporate Secretary, 2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the beneficial ownership of our common stock by each executive officer and director, by each person known by us to beneficially own 5% or more of our common stock and by executive officers and directors as a group. The address of the each of the executive officers and directors set forth in the table is c/o the Company, 2424 North Federal Highway, Suite 208, Boca Raton, Florida 33431.

Names and addresses of beneficial owners	Number of Shares of common stock(1)		Percentage of class (%)

John Fieldly	573,333	(1)	1.0

Nicholas Castaldo	276,174	(2)	*

Hal Kravitz	116,667	(3)	*

Kevin Harrington	276,064	(4)	*

Thomas E. Lynch	277,126	(5)	*

William H. Milmoe	23,105,444	(6)	35.9

all officers and directors as a group (six (6) persons)	24,624,807	(7)	38.3

Other 5% or greater shareholders:

Carl De Santis	22,829,844	(8)	35.5
3299 NW Second Ave Boca Raton, Florida 33431

Li Ka Shing	8,710,792	(9)	13.8
7/F Cheung Kong Center 2 Queen’s Road Central Hong Kong

Solina Chau Hoi Shuen House 4 2 Island Road, Hong Kong.	6,043,149	(10)	9.6

Kimora Lee Simmons 512 Seventh Avenue, 43rd Floor New York, NY 10018	3,972,659	(11)	6.3

*	Less than 1%

The persons named above have full voting and investment power with respect to the shares indicated. Under the rules of the SEC, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security.

(1)          Includes (a) 403,332 shares of our common stock that are issuable upon exercise of stock options and restricted stock rights and (b) 170,000 shares of common stock held of record by Mr. Fieldly.

(2)          Represents (a) 180,000 shares of common stock issuable upon the exercise of stock options and (b) 96,174 shares of common stock held of record by Mr. Castaldo.

(3)          Represents shares of common stock issuable upon the exercise of stock options.

(4)          Represents (a) 180,000 shares of common stock issuable upon the exercise of stock options and (b) 96,064 shares of common stock held of record by Mr. Harrington.

(5)          Represents (a) 180,000 shares of common stock issuable upon the exercise of stock options and (b) 97,126 shares of common stock held of record by Mr. Harrington.

(6)          Represents (a) 95,600 shares of common stock held of record by Mr. Milmoe; (b) 180,000 shares of common stock issuable upon exercise of stock options; (c) 14,360,311 shares of common stock held of record by CDS Ventures, LLC (“CDS Ventures”); (d) 1,488,549 shares of common stock issuable upon conversion of promissory note held of record by CD Financial; (e) 6,980,984 shares of common stock held of record by CD Financial. Mr. Milmoe and Carl DeSantis share voting power with respect to shares of common stock beneficially owned by CDS Ventures and CD Financial. Mr. Milmoe does not have dispositive power with respect to such shares.

(7)          Includes (a) the shares of common stock issuable upon the exercise of stock options and the conversion of common stock issuable and owned and held of record by CD Financial and CDS Ventures, LLC beneficially owned by Mr. Milmoe as set forth in footnote (6) above; and (b) 1,059,999 shares of common stock issuable upon the exercise of stock options held by the Company’s other officers and directors.

(8)          Represents (a) 14,360,311 shares of common stock held of record by CDS Ventures; (b) 6,980,984 shares of common stock held of record by CD Financial; and (d) 1,488,549 shares of common stock issuable upon conversion of promissory note held of record by CD Financial. Voting power of shares of common stock beneficially owned by CDS Ventures and CD Financial is shared by Mr. DeSantis and William H. Milmoe. Mr. De Santis has sole dispositive power with respect to such shares

(9)          Represents (a) 7,710,113 shares of common stock held of record by Charmnew Limited; (b) 1,000,679 shares of common stock issuable upon conversion of a promissory note held of record by Charmnew Limited.

(10)        Represents (a) 5,376,030 shares of common stock held of record by Grieg International Limited and Oscar Time Limited, over which shares Ms. Chau has voting and dispositive power; (b) 667,119 shares of common stock issuable upon conversion of a promissory note held of record by Grieg International Limited.

(11)        Represents shares of common stock held of record.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Board currently consists of seven members. The Nominating and Governance Committee (the “Governance Committee”) and Board have unanimously approved the recommended slate of eight directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next annual meeting of shareholders and until a successor is named and qualified, or until his earlier resignation or removal. All nominees except Regan Ebert are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the eight persons named under the heading “Nominees for Directors.” Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name	Age	Position with the Company

John Fieldly	39	Chief Executive Officer and Director

Nicholas Castaldo	67	Director

Hal Kravitz	61	Director

Kevin Harrington	62	Director

Tony Lau	27	Director

Thomas E. Lynch	71	Director

William H. Milmoe	70	Director

Regan Ebert	53	Nominee for Director

The Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for re-election as a member of our Board.

Nominees Biographies

John Fieldly was named Chief Executive Officer in April 2018 and has served as a director since March 2017. Mr. Fieldly originally joined Celsius in January 2012 as its Chief Financial Officer and from March 2017 to March 2018 served as Interim Chief Executive Officer and Chief Financial Officer. Prior to joining Celsius Holdings, Inc. he held leadership roles at Lebhar-Friedman, Oragenics, Inc. and Eckerd Drugs, Inc. Mr. Fieldly is a Certified Public Accountant in Florida. Mr. Fieldly’s long tenure with the Company makes him a valuable member of the Board of directors in addition to his position as Chief Executive Officer.

Nicholas Castaldo became a director of Celsius in March 2013. Since September 2004 he has served as Equity Partner, Board Member and Chief Marketing Officer of Anthony’s Coal Fired Pizza, Inc., a Florida based chain of casual dining restaurants and for the past two years has been an Equity Partner and Advisory Board member of Lime Fresh Mexican Grill and served as the company’s CMO. Mr. Castaldo is an adjunct professor at the H. Wayne Huizenga College of Business and Entrepreneurship at Nova Southern University teaching courses in Marketing and Entrepreneurship. We believe that Mr. Castaldo’s significant experience in the marketing sector of the food and beverage industry makes qualifies him to serve as a member of the Board of Directors.

Kevin Harrington joined Celsius’ Board of Directors in March 2013. He has almost forty (40) years’ experience in product introduction and direct marketing, being one of the first to market products through infomercials. Since 2005, he has been Chief Executive Officer of Harrington Business Development, Inc., a privately-held consulting firm. A serial entrepreneur, Mr. Harrington appeared as one of the original panelists on the ABC television program, “Shark Tank.” He currently also serves as Chairman of the Board of As Seen On TV, Inc., a public company which focuses on marketing products through infomercials and other direct marketing. Mr. Harrington’s extensive experience in product marketing makes him a valuable member of the Board of Directors.

Hal Kravitz became a director of Celsius in April 2017. From 2014 to 2018, Mr. Kravitz served as Chief Executive Officer of AQUAhydrate, Inc., a company engaged in the manufacture, distribution and marketing of bottled water. He also served as a consultant to AQUAhydrate from August to November 2014 and in 2013, Mr. Kravitz helped form InterContinental Beverage Capital, a New York-based merchant bank focused on investments in the beverage industry. For over thirty (30) years prior thereto, Mr. Kravitz served as an executive officer and in other management positions in various units of the Coca-Cola system. We believe that Mr. Kravitz’s longs experience in the beverage industry makes him a valuable member of the board of directors.

Tony Lau joined our Board of Directors in April 2018. Mr. Lau is an investor and director of consumer and retail investments at Horizons Ventures, Limited (“Horizons Ventures”), a Hong Kong based private investment fund, with whom he has been affiliated since 2014. Mr. Lau also manages China businesses and expansion for Horizons portfolio companies. Prior to Horizons, Mr. Lau was an investment banker with Goldman Sachs, specializing in technology, media and telecommunications investment. Mr. Lau currently serves on the Board of Directors of ChromaDex Corp. (Nasdaq: CDXC), a patented and proprietary ingredient technologies company. Mr. Lau earned a B.A. in Economics and Finance from Peking University and is currently pursuing the Business Scholars Program (DBA) degree at the Cheung Kong Graduate School of Business (CKGSB). The Company believes Mr. Lau is qualified to serve on the Board of directors due to his extensive and unique business background.

Thomas E. Lynch became a director of the Company in November 2009. For over forty (40) years, Mr. Lynch has served as President of the Plastridge Agency, Inc., a five-office insurance agency based in Delray Beach, Florida, which traces its origins to 1919.

William H. Milmoe has served as a director of Celsius since August 2008. Since June 2000, Mr. Milmoe has served as President of CDS International Holdings, Inc., a privately-held holding company based in Boca Raton, Florida, which oversees the business investments and holdings of Carl De Santis, one of our principal shareholders.

Regan Ebert is a seasoned executive with over twenty years of experience at three of the top consumer packaged goods companies in the world:  PepsiCo, General Mills, and Dr Pepper Snapple Group.  Most recently, from 2012 to 2019 Ms. Ebert served as Senior Vice President of Marketing for Dr Pepper Snapple Group.  In this role, Ms. Ebert led brand marketing for the non-carbonated beverage portfolio including Snapple teas and juice drinks and the mixer portfolio.  She also managed marketing for Core Flavor CSD's and sparkling water brands.  In addition to brand marketing, Regan had responsibility for the media team, the Content Marketing Center of Excellence, the Hispanic Marketing Center of Excellence, and the Mexico and Canadian marketing teams.  Prior to joining Dr Pepper Snapple Group, Ms. Ebert spent 10 years with PepsiCo working in both their Frito-Lay and Quaker Foods divisions.  She also spent 5 years at General Mills working in several divisions including snacks, cereals and desserts.  Ms. Ebert earned a Bachelor of Business Administration in Accounting from the University of Notre Dame and a Masters of Business Administration in Marketing from the University of Texas at Austin.  Ms. Ebert’s extensive experience in brand marketing makes her a qualified nominee for the Board of Directors.

Family Relationships

There are no family relationships among the officers and director nominees, nor are there any arrangements or understanding between any of the director nominees or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

●	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

●	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

●	found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

●	the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Vote Required

The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, William H. Milmoe and Tony Lau each serve as Co-Chairman of the Board and John Fieldly serves as Chief Executive Officer. Our Board of Directors does not have a lead independent director. Our Board of Directors has determined that its leadership structure is appropriate and effective for us at this time, given our stage of development.

Director Attendance at Board, Committee, and Other Meetings

During the year ended December 31, 2018, the Board of Directors held seven (7) meetings, the Audit Committee met four (4) times, and the Compensation Committee met two (2) times. The Nominating and Governance Committee met one time. No director attended fewer than 75% of the board or of any committee such director served on. We do not have a formal policy in place with respect to director attendance at the Company’s annual meeting of shareholders.

Board Committees and Independence

Our Board of Directors has established three standing committees, an audit committee, a compensation committee and a nominating and corporate governance committee. The audit committee currently consists of Messrs. Lynch, Kravitz and Milmoe, the compensation committee currently consists of Messrs. Kravitz, Castaldo and Harrington and the nominating and corporate governance committee currently consists of Messrs. Milmoe, Lau and Lynch. Our Board of Directors has determined that each of our directors, except John Fieldly, is “independent” within the meaning of the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market.

In addition, we believe each of Messrs. Lynch, Kravitz, and Milmoe qualifies an “audit committee financial expert” as the term is defined by the applicable rules and regulations of the SEC and the Nasdaq Stock Market listing standards, based on their respective business professional experience in the financial and accounting fields.

Audit Committee

The audit committee assists our Board of Directors in its oversight of the company’s accounting and financial reporting processes and the audits of the company’s financial statements, including (i) the quality and integrity of the company’s financial statements, (ii) the company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of our company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board of Directors. Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

`	•	be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for our company;

•	discuss the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditor prior to their filing with the SEC in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•	review with the company’s financial management on a period basis (a) issues regarding accounting principles and financial statement presentations, including any significant changes in our company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of our company;

•	monitor our Company’s policies for compliance with federal, state, local and foreign laws and regulations and our company’s policies on corporate conduct;

•	maintain open, continuing and direct communication between the Board of Directors, the audit committee and our independent auditors; and

•	monitor our compliance with legal and regulatory requirements and shall have the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including the Foreign Corrupt Practices Act, as may be warranted.

Mr. Lynch is the chairman of our audit committee.

Compensation Committee

The compensation committee aids our Board of Directors in meeting its responsibilities relating to the compensation of our company’s executive officers and to administer all incentive compensation plans and equity-based plans of the company, including the plans under which company securities may be acquired by directors, executive officers, employees and consultants. Further, the compensation committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

•	review periodically our company’s philosophy regarding executive compensation to (i) ensure the attraction and retention of corporate officers; (ii) ensure the motivation of corporate officers to achieve our company’s business objectives, and (iii) align the interests of key management with the long-term interests of our company’s shareholders;

•	review and approve corporate goals and objectives relating to Chief Executive Officer compensation and other executive officers of Celsius;

•	make recommendations to the Board of Directors regarding compensation for non-employee directors, and review periodically non-employee director compensation in relation to other comparable companies and in light of such factors as the compensation committee may deem appropriate; and

•	review periodically reports from management regarding funding our company’s pension, retirement, long-term disability and other management welfare and benefit plans.

Mr. Kravitz is the chairman of our compensation committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee recommends to the Board of Directors individuals qualified to serve as directors and on committees of the Board of Directors to advise the Board of Directors with respect to the Board of Directors composition, procedures and committees to develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company; and to oversee the evaluation of the Board of Directors and Celsius’ management.

Further, the nominating and corporate governance committee, to the extent it deems necessary or appropriate, among its several other responsibilities shall:

•	recommend to the Board of Directors and for approval by a majority of independent directors for election by shareholders or appointment by the Board of Directors as the case may be, pursuant to our bylaws and consistent with the Board of Director’s evidence for selecting new directors;

•	review the suitability for continued service as a director of each member of the Board of Directors when his or her term expires or when he or she has a significant change in status;

•	review annually the composition of the board of directors and to review periodically the size of Board of Directors;

•	make recommendations on the frequency and structure of Board of Directors’ meetings or any other aspect of procedures of the Board of Directors;

•	make recommendations regarding the chairmanship and composition of standing committees and monitor their functions;

•	review annually committee assignments and chairmanships;

•	recommend the establishment of special committees as may be necessary or desirable from time to time; and

•	develop and review periodically corporate governance procedures and consider any other corporate governance issue.

Messrs. Milmoe and Lau are the co-chairman of our nominating and corporate governance committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our common stock (collectively, the “Reporting Persons”) to report their ownership of and transactions in our common stock to the SEC. Copies of these reports are also required to be supplied to us. To our knowledge, based on our review of such reports, during the year ended December 31, 2018 the Reporting Persons complied with all applicable Section 16(a) reporting requirements, except that Mr. Lau’s Form 3 was not filed until July 26, 2018 due to an administrative oversight.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from our Secretary at our executive offices in Boca Raton, Florida.

Board of Directors Role in Risk Oversight

Members of the Board of Directors have periodic meetings with management and the Company’s independent auditors to perform risk oversight with respect to the Company’s internal control processes. The Company believes that the Board’s role in risk oversight does not materially affect the leadership structure of the Company.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Nominating and Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Nominating and Governance Committee. The Nominating and Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Nominating and Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

The Nominating and Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors or the relevant Board member by addressing communications to:

Celsius Holdings, Inc.

c/o Corporate Secretary

2424 N Federal Highway, Suite 208

Boca Raton, Florida 33134

All shareholder correspondence will be compiled by our corporate secretary. Communications will be distributed to the Board of Directors, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

●	junk mail and mass mailings;

●	resumes and other forms of job inquiries;

●	surveys; and

●	solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Principal Occupation	Officer Since
John Fieldly	39	President and Chief Executive Officer	2016
Edwin Negron-Carballo	57	Chief Financial Officer	2018

John Fieldly, Chief Executive Officer and Director

The biography for John Fieldly is contained in the information disclosures relating to the Company’s nominees for director.

Edwin Negron-Carballo, Chief Financial Officer

Mr. Negron-Carballo became Chief Financial Officer in July 2018. He is well versed in USGAAP and IFRS as a Certified Public Accountant and has significant experience in mergers and acquisitions. Mr. Negron-Carballo served as the Chief Financial Officer of Concurrent Manufacturing Solutions, LLC from October 2012 to December 2017. Mr. Negron-Carballo’s prior experience also includes working for major companies such as KPMG, Sodexo, S.A., Tyco Healthcare-Latin America, Energizer Battery and Frito-Lay.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning the compensation paid to our Chief Executive Officer and Chief Financial Officer, who are our two executive officers, during the years ended December 31, 2018 and 2017.

Name and Principal Position		Year	Salary ($)	Bonus ($)	Stock Awards (#)		Other ($)		Total ($)

John Fieldly, CEO(1)	(1)	2018	410,000	223,450	450,000	(3)	—		633,450
		2017	375,000	214,688	200,000	(4)	—		589,688

Gerry David, CEO(1)	(1)	2018	—	—	—		—		—
		2017	39,630	—	—		1,700	(5)	41,330

Edwin Negron-Carballo, CFO(2)	(2)	2018	92,308	33,825	150,000	(6)	—		126,133
		2017	—	—	—		—		—

(1) Mr. David retired as an executive officer of the Company effective March 1, 2017, whereupon Mr. Fieldly assumed Mr. David’s positions on an interim basis until permanently appointed on April 16, 2018.

(2) Mr. Negron-Carballo joined the Company on July 18, 2018 as Chief Financial Officer.

(3) Represents stock options granted under our 2015 Incentive Stock Plan to purchase 150,000 and 300,000 shares of common stock at an exercise price of $5.80 and $4.48 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant.

(4) Represents stock options granted under our 2015 Incentive Stock Plan to purchase 100,000 shares of common stock at an exercise price of $3.48 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant. In addition, a 100,000 share restricted stock award was granted to Mr. Fieldly subject to a vesting schedule in three annual installments commencing one year from the date of grant.

(5) Represents housing allowances.

(6) Represents stock options granted under our 2015 Incentive Stock Plan to purchase 150,000 shares of common stock at an exercise price of $4.60 per share. The options vest in three annual installments commencing one year from the date of grant, subject to continued employment and expire ten (10) years from the date of grant.

In addition, executive officers are entitled to participate in benefit plans maintained for employees of the Company generally.

Employment and Consulting Agreements

On January 26, 2017, effective retroactive to January 1, 2017, we entered into a new three-year employment agreement with John Fieldly, our Chief Financial Officer. The employment agreement provides for a base annual salary of $225,000, eligibility for performance-based incentive bonuses, pursuant to such criteria as may be established by our compensation committee and the grant of options to be effective as of January 26, 2017 to Mr. Fieldly under our 2015 Incentive Stock Plan to purchase 100,000 shares of our common stock. the employment agreement also provides for (a) severance payments equal to (i) two months’ salary in the event of termination upon death; and (ii) six months’ salary and continued benefits for such period in the event of termination other than for “cause” (as defined therein); and (b) a “golden parachute” payment in an amount equal to twice the base salary then in effect in the event of termination without “cause” following a “change in control” (as defined therein). The employment agreement contains customary confidentiality and non-competition provisions.

In connection with his appointment to serve in the additional capacities of Interim President and Chief Executive Officer, effective March 1, 2017, the Company entered into an addendum to the employment agreement, increasing Mr. Fieldly’s Base Salary by $15,000 per month during the period he serves in such additional capacities and granted him a 100,000 share restricted stock award under the 2015 Incentive Stock Plan.

In connection with Gerry David’s retirement as our President and Chief Executive Officer, the Company entered into a consulting agreement with Mr. David effective March 1, 2017. The consulting agreement, which was approved by our compensation committee and our Board of Directors provides for, among other matters, Mr. David to receive (i) a consulting fee of $20,000 per month through December 2017; (ii) a one -time bonus for services rendered of $415,000, $300,000 of which Mr. David has agreed to apply to the exercise of options to purchase our common stock previously granted to him; (iii) acceleration of the vesting of certain of those options; (iv) and continuation of certain fringe benefits through the term of the consulting agreement, which expires on December 31, 2017. The consulting agreement also contains mutual release, confidentiality, non-competition, non-solicitation and non-disparagement provisions.

On April 16, 2018, the Company entered into an employment agreement with John Fieldly in connection with Mr. Fieldly’s appointment as Chief Executive Officer of the Company. The initial term of the employment agreement is through December 31, 2020. The employment agreement provides for a base annual salary of $410,000, eligibility for performance-based incentive bonuses, pursuant to such criteria as may be established by our compensation committee and the grant of options to Mr. Fieldly under our 2015 Incentive Stock Plan to purchase 300,000 shares of our common stock. The employment agreement provides for severance payments equal to (i) the annual base salary and a pro rata performance bonus for the number of months remaining in the term (up to a maximum of 6 months) in the event of termination upon death; (ii) twelve months’ salary in the event of termination other than for “cause” (as defined therein); and (b) a “golden parachute” payment in an amount equal to twice the total compensation (including performance bonus, if any) for the two prior calendar years in the event of termination without “cause” following a “change in control” (as defined therein). The employment agreement contains customary confidentiality and non-competition provisions.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information with respect to stock awards and grants of options to purchase our common stock outstanding to the named executive officers at December 31, 2018.

	Number of securities underlying unexercised Options (#)(1)		Number of securities underlying unexercised unearned options	Weighted average option exercise price	Option expiration
Name	Exercisable	Unexercisable	(#)(1)	($)(1)	date

John Fieldly CEO	369,999	616,667	616,667	3.06	Various

Edwin Negron-Carballo CFO	—	150,000	150,000	4.60	7/26/2028

(1)	Represents grants of stock options under our Amended 2006 Incentive Stock Plan and 2015 Incentive Stock Plan.

Amended 2006 Incentive Stock Plan

In January 2007, we adopted our 2006 Incentive Stock Plan, which was amended in July 2009. The Amended 2006 Incentive Stock Plan provided for equity incentives to be granted to our employees, officers or directors or to key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares as determined pursuant to the Amended 2006 Incentive Stock Plan, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. The Amended 2006 Incentive Stock Plan is administered by the compensation committee of the Board of Directors. Options to purchase 1,759,046 shares of common stock are outstanding under the 2006 Amended 2006 Incentive Stock Plan as of the date of this Report. The Amended 2006 Incentive Stock Plan (but not awards thereunder) expired in January 2018.

2015 Incentive Stock Plan

Our 2015 Incentive Stock Plan, adopted in April 2015, provides for equity incentives to be granted to our employees, executive officers or directors or to key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares as determined pursuant to the 2015 Incentive Stock Plan, restricted stock awards, other stock-based awards, or any combination of the foregoing. The 2015 Incentive Stock Plan is administered by the compensation committee of the Board of Directors. 5,999,968 shares of our common stock are currently reserved for issuance pursuant to the exercise of awards under the 2015 Incentive Stock Plan. The number of shares so reserved automatically adjusts upward on January 1 of each year, so that the number of shares covered by the 2015 Incentive Stock Plan is equal to 15% of our then issued and outstanding common stock. Stock option and awards to purchase an aggregate of 3,452,318 shares of our common stock are outstanding under the 2015 Incentive Stock Plan as of the date of this Report.

Compensation of Directors Table

The following table summarizes all compensation paid to our directors for the fiscal year ended December 31, 2018.

	Fees
	Earned			Non-Qualified
	or		Non-Equity	Deferred	All
	Paid in	Option/Equity	Plan	Compensation	Other
	Cash	Awards	Compensation	Earnings	Compensation	Total
Name	($)	(#) (1)	($)	($)	($)	($)

Nicholas Castaldo	12,000	50,000	—	—	—	12,000

Kevin Harrington	12,000	50,000				12,000

Hal Kravitz	12,000	50,000	—	—	—	12,000

Tony Lau	—	100,000	—	—	—	—

John Fieldly	—	—	—	—	—	—

Thomas E. Lynch	12,000	50,000	—	—	—	12,000

William H. Milmoe	12,000	50,000	—	—	—	12,000

(1)	Represents options to purchase 50,000 shares of common stock at an exercise price of $5.64 per share granted under our 2015 Incentive Stock Plan. In addition, Tony Lau received options to purchase 100,000 shares of common stock at an exercise price of $4.60 per share granted under our 2015 Incentive Stock Plan.

Narrative Disclosure to the Director Compensation Table

Our non-employee directors will be compensated with options to purchase common stock or awards of common stock as determined by the compensation committee. Non-employee directors are also reimbursed for out-of-pocket costs incurred in connection with attending meetings.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Lease of Executive Offices

The Company’s executive offices located at 2424 N Federal Highway, Boca Raton, Florida 33431 are leased from a company affiliated with CD Financial. The lease expires in October 2020 and provides for monthly rent of $12,452. We believe that the monthly rent is commensurate with other properties available in the market.

Loans with Affiliates

We originally entered into a loan and security agreement with CD Financial in July 2010, which provided us with a line of credit to fund operations. As amended in connection with a private investment transaction consummated in April 2015, the loan and security agreement provides Celsius with a revolving line of credit pursuant to which Celsius can borrow up to an aggregate maximum of $4.5 million from time to time until maturity in January 2020. The credit facility requires quarterly cash payments of interest only at the rate of five percent (5%) per annum until maturity and is secured by a pledge of substantially all the Company’s assets.

The Company entered into Convertible Loan Agreements (the “Loan Agreements”) with its affiliates Charmnew and Grieg on December 12, 2018, and with its affiliate CD Financial on December 14, 2018, providing for aggregate loans to the Company in principal amounts of US$3,000,000, US$2,000,000 and US$5,000,000. In connection with the Loan Agreements, the Company executed and delivered Convertible Promissory Notes (the “Notes”) in favor of each of Charmnew, Grieg and CD Financial. The Loan Agreement and Note entered into with CD Financial replaces the existing credit facility between the Company and CD Financial described above.

The other material terms and conditions of the loan transactions are as follows:

●	The Notes will mature on the date that is two (2) years from the effective date of each Note (“Maturity Date”), at which time all indebtedness due under the Notes will be due and payable;

●	Interest on the outstanding principal amount of the Notes accrues at the rate of five percent (5%) per annum and is payable semi-annually;

●	Charmnew, Grieg and CD Financial each have the option, on or prior to the Maturity Date, to convert the entire principal amount of and all accrued but unpaid interest on the Note into shares of the Company’s common stock. The applicable conversion price is the average of the closing price for the shares during the ten (10) business days prior to each date a loan advance was disbursed, less a discount of 10%;

●	The Notes provide for automatic conversion of the outstanding principal and accrued but unpaid interest into shares of the Company’s common stock at the applicable conversion price in the event the Company consummates a transaction which entails a private or public financing generating gross proceeds of not less than $25 million; and

●	The Company may not prepay the loan without the lender’s prior written consent.

Approval of Related Party Transactions

All related party transactions are subject to the review, approval or ratification of our Board of Directors or an appropriate committee thereof.

Director Independence

Our Board of Directors has determined that each of our directors, except John Fieldly, is “independent” within the meaning of the applicable rules and regulations of the SEC and the listing standards of the Nasdaq Stock Market.

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF ASSURANCE DIMENSIONS AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019

The Audit Committee has appointed Assurance Dimensions to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019. A representative of Assurance Dimensions is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Fees of Independent Registered Public Accounting Firm for 2018 and 2017

The following is a summary of the audit, tax and Sarbanes-Oxley compliance fees billed to us for professional services rendered for the years ended December 31, 2018 and 2017, respectively.

	Year ended December 31,

	2018	2017

Audit fees	$127,000	$87,000
Tax fees	$8,750	$8,000
All other fees	$52,120	$1,000

Audit fees consist of billings for the audit of the Company’s consolidated financial statements included in the Company’s Registration Statement on Form 10, our Annual Reports on Form 10-K and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q and Sarbanes-Oxley compliance in 2018.

Audit-related fees include billing related to the Company’s Registration Statement on Form 10, which was filed in July 2017.

All other Fees, mainly pertain to Sarbanes-Oxley related work, performed by a specialized external audit firm in 2018.

The Company has an audit committee consisting of “independent” directors. It is the Company’s policy to have its Chief Executive Officer and Chief Financial Officer preapprove all audit and permissible non-audit services provided by the independent public accountants, subject to approval by the audit committee. These services may include audit, audit-related, tax and other services. Pre-approval is generally for up to one year, is detailed as to the particular service or category of services, and is generally subject to a specific budget. Unless there are significant variations from the pre-approved services and fees, the independent public accountants and management generally are not required to formally report to the audit committee regarding actual services and related fees. The Audit Committee has considered whether the provision of services, other than services rendered in connection with the audit of our annual financial statements, is compatible with maintaining Assurance Dimension’s independence. The Audit Committee has determined that the rendering of non-audit services by Assurance Dimensions was compatible with maintaining the firm’s independence.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of the Company’s independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our shareholders to appoint the Company’s independent accountant. However, if our shareholders do not ratify the appointment of Assurance Dimensions as the Company’s independent public accountant for the fiscal year ending December 31, 2019, the Audit Committee may reconsider its appointment.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ASSURANCE DIMENSIONS AS INDEPENDENT PUBLIC ACCOUNTANT

PROPOSAL NO. 3 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

We believe that our compensation policies for the Named Executive Officers are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of the Company’s shareholders. This advisory shareholders vote, commonly referred to as a “say-on-pay vote,” gives you as a shareholder the opportunity to approve or not approve the compensation of the Named Executive Officers that is disclosed in this Proxy Statement by voting for or against the following resolution (or by abstaining with respect to the resolution):

RESOLVED, that the shareholders of the Company approve all of the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement, as such compensation is disclosed in the Company’s Proxy Statement pursuant to Item 402 of Regulation S-K, which disclosure includes the Proxy Statement’s Summary Compensation Table and other executive compensation tables and related narrative disclosures.

Because your vote is advisory, it will not be binding on either the Board of Directors or the Company. However, the Company’s Compensation Committee will take into account the outcome of the shareholder vote on this proposal at the Annual Meeting when considering future executive compensation arrangements. In addition, your non-binding advisory votes described in this Proposal 3 will not be construed: (1) as overruling any decision by the Board of Directors, any Board committee or the Company relating to the compensation of the Named Executive Officers, or (2) as creating or changing any fiduciary duties or other duties on the part of the Board of Directors, any Board committee or the Company.

Vote Required

The advisory vote to approve the compensation of our executive officers will be approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our shareholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for executive officers

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTED OFFICERS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A SHAREHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 4 - ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In addition to holding a Say-on-Pay advisory vote, we are seeking an advisory, non-binding vote regarding the frequency of future advisory Say-on-Pay votes in accordance with the SEC’s proxy rules, known as a “Say-on-Pay Frequency” advisory vote.

Shareholders will be able to vote that we hold this Say-on-Pay advisory vote every year, two years, or three years, or shareholders may abstain from voting on this proposal.

The Board of Directors has determined that an advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a stockholder advisory vote every three years should be sufficient to permit our shareholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

Vote Required

The frequency (one year, two years or three years) that receives the greatest number of votes cast by the shareholders will be deemed the frequency for the advisory Say-on-Pay vote preferred by the shareholders. Because your vote is advisory, the results will not be binding upon the Company. Although not binding, the Board values the opinions of our shareholders and will review and consider the outcome of the vote, along with other relevant factors, in evaluating the frequency of future advisory votes on executive compensation. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE TO CONDUCT AN ADVISORY STOCKHOLDER VOTE EVERY THREE YEARS ON THE COMPENSATION OF THE COMPANY’S EXECUTIVE OFFICERS NAMED IN THE PROXY STATEMENT’S SUMMARY COMPENSATION TABLE FOR THAT YEAR.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

CELSIUS HOLDINGS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS annual meeting OF ShareHOLDERS– May 16, 2019 – 2:00 PM local time
CONTROL ID:
REQUEST ID:

The undersigned hereby appoints John Fieldly and Edwin Negron-Carballo or any one of them with full power of substitution, proxies to vote at the Annual Meeting of Shareholders of Celsius Holdings, Inc. (hereinafter referred to as the “Company”) to be held on May 16, 2019, at the Boca Office Center, 6501 Congress Avenue, Suite 100, Boca Raton, FL 33487, at 2:00 PM local time, and at any adjournment or postponement thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CELH
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE SHAREHOLDERS OF CELSIUS HOLDINGS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
To elect the nominees listed below as Directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected.		☐	☐
John Fieldly				☐	Control ID:
Nicholas Castaldo				☐	REQUEST ID:
Regan Ebert				☐
Kevin Harrington				☐
Hal Kravitz				☐
Tony Lau				☐
Thomas E. Lynch				☐
William H. Milmoe				☐
Proposal 2	à	FOR	AGAINST	ABSTAIN
To ratify the appointment of Assurance Dimensions as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.		☐	☐	☐
Proposal 3	à	FOR	AGAINST	ABSTAIN
To approve, on a non-binding advisory basis, of the compensation of the Company’s Named Executive Officers (the Say-on-Pay vote)		☐	☐	☐
Proposal 4	à	1 Year	2 Years	3 Years	ABSTAIN
To approve, on a non-binding advisory basis, of the frequency of the vote on the compensation of our Named Executive Officers, to be held either every year, every two years or every three years (Say-on-Pay Frequency)		☐	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

This Proxy, when properly executed will be voted as provided above, but if no instructions are indicated, it will be voted “For All” in Proposal 1, “For” Proposals 2 and 3 and every “3 Years” in Proposal 4.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)